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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 2000 relating to the financial statements, which appears in Homestore.com, Inc.'s Annual Report on Form 10K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
Century City, California
September 20, 2000